                                   [LOGO] BNY
                                   HAMILTON

                                  PROSPECTUS

                                OCTOBER 7, 2002





      MULTI-CAP EQUITY FUND



      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                           [LOGO] BNY HAMILTON FUNDS
                         INVEST WITH A TRUSTED LEADER

 ABOUT THE FUND


 3  BNY Hamilton Multi-Cap Equity Fund

 ACCOUNT POLICIES


 8  Daily NAV Calculation

 8  Distribution (12b-1) Plan

 9  Opening an Account/Purchasing Shares

11  Making Exchanges/Redeeming Shares

12  Distributions and Tax Considerations

12  Abusive Trading

13  Investment Advisor

13  Portfolio Manager

FOR MORE INFORMATION

Back Cover

                       BNY HAMILTON MULTI-CAP EQUITY FUND


CUSIP Numbers:
Institutional Shares 05561M572
Investor Shares 05561M564


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues flexible long-term investment policies emphasizing companies with strong balance sheets and growth potential, i.e., companies which are in industries or markets which are expanding or which have business lines that demonstrate potential for growth in sales and earnings or cash flow. These companies are expected to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.


The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies which are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund will also purchase securities which the portfolio manager believes are undervalued or attractively valued. The portfolio manager assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Standard & Poor's 500(R) Index ("S&P 500 Index").


In addition to seeking capital growth, the Fund seeks to achieve growth of income by investing in securities currently paying dividends. The Fund may also buy securities that are not paying dividends but offer prospects for capital growth or future income, based upon the portfolio manager's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The portfolio manager intends to assemble a portfolio of securities diversified as to company and industry. The portfolio manager expects that each economic sector within the S&P 500 Index will be represented in the Fund's portfolio. The portfolio manager will consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.


                                             BNY Hamilton Multi-Cap Equity Fund

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Various factors may lead the portfolio manager to consider selling a security, such as a significant change in the company's senior management or its products, a deterioration in its fundamental characteristics, or if the portfolio manager believes the security has become overvalued.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Small and medium capitalization stocks are more likely to experience higher price volatility and may have limited liquidity. Small and medium-sized companies may have limited product lines or financial resources, or may be dependent upon a particular niche of the market or a smaller or more inexperienced management group than larger companies. To the extent the Fund invests in small and medium capitalization stocks, it will be exposed to these risks.

While the emphasis of the Fund is on growth, many holdings will represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE

The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, for periods after December 9, 1996, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. Each of the GW&K Equity Fund and the Partnership was managed by GW&K with investment objectives, policies and strategies substantially similar to those employed by GW&K in managing the Fund. The Fund succeeded to the prior performance of the GW&K Equity Fund on October 7, 2002, when the reorganization of the GW&K Equity Fund into the Fund was consummated.

While, as sub-advisor to the Fund, GW&K employs investment objectives and strategies that are substantially similar to those that were employed by GW&K in managing the GW&K Equity Fund and the Partnership, in managing the Fund, GW&K may be subject to certain restrictions on its investment activities to which, as investment advisor to the Partnership, it was not previously subject. The Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain restrictions that are imposed by the 1940 Act, such as limits on the percentage of assets invested in the securities of issuers in a single industry, diversification requirements and requirements regarding distributing income to shareholders. If the Partnership had been so registered, performance may have been adversely affected. Operating expenses are incurred by the Fund (and were incurred by the GW&K Equity Fund) that were not incurred by the Partnership.

With respect to periods prior to December 10, 1996, the following performance data represents the prior performance data of the Partnership and not the prior performance of the GW&K Equity Fund or the Fund, and should not be relied upon by investors as an indication of future performance of the Fund. This performance data measures the percentage change in the value of an account between the beginning and end of a period and is net of all expenses incurred. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. Past performance (before and after taxes) is not an indication of future performance. The following table demonstrates the risk of investing in the Fund by showing the year-to-year returns and patterns of price volatility.

              Investor Shares annual total returns (%) as of 12/31
                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----  ------  ------  ------  ------  ------  ------  ------  ------  -------
6.19   18.34   -4.06   40.19   15.96   25.51   17.68   31.29   12.83   -19.62

Best quarter:  Q4 '99 +24.53%
Worst quarter: Q3 '01 -20.75%

The table below presents the Fund's average annual returns over various periods along with average annual returns for the S&P 500 Index and the Russell 2000(R) Index ("Russell 2000 Index"). Average annual returns for the S&P 500 Index and the Russell 2000 Index do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. After-


                                             BNY Hamilton Multi-Cap Equity Fund
tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Average annual total returns for periods ended
12/31/01(%)*

                             1 Year 5 Years 10 Years
----------------------------------------------------
Investor Shares Return
 Before Taxes                -19.62  11.95   13.17
Investor Shares Return
 After Taxes on
 Distributions               -20.14  10.73   10.69
Investor Shares Return
 After Taxes on
 Distributions and Sale of
 Fund Shares                 -11.64   9.84    9.79
Institutional Shares Return
 Before Taxes                -19.62  11.95   13.17
S&P 500 Index (reflects no
 deduction for fees,
 expenses or taxes)/1/       -11.88  10.70   12.92
Russell 2000 Index (reflects
 no deduction for fees,
 expenses or taxes)/2/         2.49   7.52   11.53

*Assumptions: All dividends and distributions are reinvested.
/1/The S&P 500 Index is an unmanaged index of 500 large U.S. companies. /2/The Russell 2000 Index is an unmanaged index of small U.S. companies.

FEES AND EXPENSES

The table below outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.

Fee table (% of average net assets)

                                 Institutional Investor
                                    Shares      Shares
-------------------------------------------------------
Shareholder Fees                     None        None

Annual Operating Expenses
-------------------------------------------------------
Management fee                       0.75        0.75
Distribution (12b-1 fees)              --        0.25
Other expenses                       0.30        0.30

Total annual operating expenses*     1.05        1.30

*The Advisor has voluntarily agreed to limit the operating expenses of the Fund to 1.00% and 1.25%, for the Institutional Shares and the Investor Shares, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

Expenses on a $10,000
investment* ($)

                     1 Year 3 Years 5 Years 10 Years
----------------------------------------------------
Institutional Shares  $107   $334    $579    $1,283
Investor Shares       $132   $412    $713    $1,568

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no change in operating expenses and redemption of all shares at the end of the period indicated.


BNY Hamilton Multi-Cap Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Prior to October 7, 2002, the Fund's predecessor operated as a series of a different investment company. The financial highlights for the Fund below include financial information audited by that predecessor's independent auditors.

                                                            Six months
                                                            ended
                                                            March 31,
Investor Shares--Year Ended September 30*                   2002**      2001    2000    1999    1998    1997(a)

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         12.29     21.22   13.99   10.90   12.93   10.00
                                                            ----------  ------  ------  ------  ------  -------
Income (loss) from investment operations:
  Net investment income (loss)                                  0.01     (0.01)  (0.02)  (0.01)   0.03    0.03
  Net realized and unrealized gains (losses) on
   investments                                                  1.00     (6.65)   7.64    3.13   (0.80)   2.90
                                                            ----------  ------  ------  ------  ------  -------

Total from investment operations                                1.01     (6.66)   7.62    3.12   (0.77)   2.93
                                                            ----------  ------  ------  ------  ------  -------
Less distributions:
  Dividends from net investment income                            --        --      --   (0.02)  (0.04)     --
  Distributions from net realized gains                           --     (2.27)  (0.39)  (0.01)  (1.22)     --
                                                            ----------  ------  ------  ------  ------  -------

Total distributions                                               --     (2.27)  (0.39)  (0.03)  (1.26)     --
                                                            ----------  ------  ------  ------  ------  -------

Net asset value at end of period                               13.30     12.29   21.22   13.99   10.90   12.93
                                                            ----------  ------  ------  ------  ------  -------

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------------
Total return                                                    8.31(b) (33.91)  55.53   28.62   (5.99)  29.30(b)
Net assets at end of period ($ x 1,000)                       77,544    75,309  99,919  61,441  47,184  37,347
Ratio of net expenses to average net assets(c)                  1.25(d)   1.25    1.25    1.25    1.25    1.25(d)
Ratio of net investment income (loss) to average net assets     0.09(d)  (0.04)  (0.09)  (0.08)   0.27    0.43(d)
Portfolio turnover rate                                           26(d)     25      38      28      30      13(d)

--------------------------------------------------------------------------------
(a)Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.
(b)Not annualized.
(c)Absent fee waivers and/or reimbursements by the sub-advisor, the ratios of expenses to average net assets would have been 1.39%, 1.33%, 1.36%, 1.41% and 1.51%(d) for the periods ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively.
(d)Annualized.
 * Effective October 7, 2002, the Fund changed its fiscal year end from September 30 to December 31.
 **Unaudited.

                                             BNY Hamilton Multi-Cap Equity Fund

ACCOUNT POLICIES

The Fund is offered in two share classes--Institutional and Investor. Institutional Shares do not have distribution (12b-1) fees and have generally lower operating expenses, which improves investment performance. Institutional Shares are available only to direct investments over $100,000 or to investors who have specific asset management relationships with the Advisor.

All other investors may purchase Investor Shares. The information below on Daily NAV Calculation, Distributions and Tax Considerations and Abusive Trading applies to both share classes. The other account policies apply to Investor Shares only. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION

Normally, the Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open. When market prices are not available, the Fund will use fair value prices as determined by the Board of Directors.

Purchase and redemption orders received before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close. The Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in the Fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTION (12B-1) PLAN

The directors have adopted a 12b-1 distribution plan with respect to the Investor Shares of the Fund. The plan permits the Fund to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Investor Shares. These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

Minimum investment requirements

                     Minimum    Minimum
                     initial    continuing  Minimum
Account Type         investment investments balance
---------------------------------------------------
IRA                    $250       $25        N/A
Regular Account        $2,000     $100       $500
Automatic Investment   $500       $50        N/A
Program
Government Direct      $250       minimum
Deposit Program*                  $100
                                  maximum
                                  $50,000

Note: Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.

*For federal employees and investors who receive Social Security or certain other payments from the federal government.

Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                         Add to your investment

Mail
-------------------------------------------------------------------------------------------------
Send completed new                      Send a check payable
account application and a               directly to the Fund:
check payable directly to
the Fund.

BNY Hamilton Funds                      BNY Hamilton Funds, Inc.
P.O. Box 182785                         P.O. Box 806
Columbus, OH 43218-2785                 Newark, NJ 07101-0806

For all enrollment forms,               If possible, include a
call 800-426-9363.                      tear-off payment stub
                                        from one of your
                                        transaction confirmation
                                        statements.

Wire
-------------------------------------------------------------------------------------------------
The Fund does not charge
a fee for wire
transactions, but your
bank may.

Mail your completed new
account application to
the Ohio address above.
Call the transfer agent
at 800-952-6276 for an
account number.

Instruct your bank to
wire funds to a new                     Instruct your bank to
account at:                             wire funds to:

The Bank of New York                    The Bank of New York
New York, NY 10286                      New York, NY 10286
ABA: 021000018                          ABA: 021000018
BNY Hamilton Funds                      BNY Hamilton Funds
DDA 8900275847                          DDA 8900275847
Attn: [your fund]                       Attn: [your fund]
Ref: [your name, account                Ref: [your name, account
number and taxpayer ID]                 number and taxpayer ID]

Phone
-------------------------------------------------------------------------------------------------
                                        Call 800-426-9363


                                        You must provide the
                                        required information
                                        about your bank in your
                                        new account application,
                                        or in a signature
                                        guaranteed letter. Your
                                        bank must be a member
                                        of the ACH (Automated
                                        Clearing House) system.

Dealer
-------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.

Contact your                            Contact your
broker-dealer.                          broker-dealer.

                                                               Account Policies

Open an account                                    Add to your investment

Automatic Investment Program
-------------------------------------------------------------------------------------------------------


Automatic investments are
withdrawn from your bank
account on a monthly or
biweekly basis.

Make an initial                                    Once you specify a dollar
investment of at least                             amount (minimum $50)
$500 by whatever method                            investments are automatic.
you choose. Be sure to
fill in the information
required in section 7 of
your new account
application.

Your bank must be a                                You can modify or terminate
member of the ACH                                  this service at any time by
(Automated Clearing                                mailing a notice to:
House) system.
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Government Direct Deposit Program
-------------------------------------------------------------------------------------------------------

For federal employees and
investors who receive
social security or
certain other payments
from the federal
government.

Call 800-426-9363 for                              Once you are enrolled,
instructions on how to                             investments are automatic.
enroll.
                                                   You can terminate the
                                                   service at any time by
                                                   contacting the
                                                   appropriate federal
                                                   agency.


Purchases by personal check. Checks or money orders should be in U.S. dollars and payable to the Fund. The Fund does not accept third-party checks, credit card convenience checks or traveler's checks. In addition, you may not redeem shares purchased by check until your original purchase clears, which may take up to ten business days.

Wire transactions. The Fund does not charge a fee for wire transfers from your bank to the Fund. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares
between the Fund and any
other BNY Hamilton Fund
(minimum $500)             To redeem shares

Phone
-----------------------------------------------------

Call 800-426-9363          Call 800-426-9363.

                           The proceeds can be wired
                           to your bank account two
                           business days after your
                           redemption request, or a
                           check can be mailed to
                           you at the address of
                           record on the following
                           business day.

Mail
-----------------------------------------------------

Your instructions should   Your instructions should
include:                   include:

.. your account number      . your account number

.. names of the funds and   . names of the funds and
  number of shares or        number of shares or
  dollar amount you want     dollar amount you want
  to exchange                to exchange

                           . A signature guarantee
                             is required whenever:

                           . you redeem more than
                             $50,000

                           . you want to send
                             proceeds to a different
                             address

                           . you have changed your
                             account address within
                             the last 60 days

Dealer
-----------------------------------------------------

Contact your               Contact your
broker-dealer.             broker-dealer.

Systematic Withdrawal
-----------------------------------------------------
Requires $5,000 minimum    You can choose from
fund balance               several options for
                           monthly, quarterly,
                           semi-annual or annual
                           withdrawals:

                           . declining balance

                           . fixed dollar amount

                           . fixed share quantity

                           . fixed percentage of
                             your account

                           Call 800-426-9363 for
                           details.

As with purchase orders, redemption requests received before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

Minimum account balances. If your account balance falls below $500 due to redemptions, rather than market movements, the Fund may give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

                                                               Account Policies

Exchange minimums. You may exchange shares of the same class between the Fund and any other BNY Hamilton Fund. From the perspective of tax liability, an exchange is the same as a redemption from one fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

DISTRIBUTIONS AND TAX CONSIDERATIONS

The Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. The Fund expects to distribute any respective long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The Fund automatically pays distributions in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

                  Type of Distribution     Federal Tax Status
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income
                  Long-term capital gains   capital gain
                  Tax-free dividends        tax-free

Distributions from the Fund are expected to be primarily capital gains.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. An investor who does not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in the Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in the Fund. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another fund) from any investor we believe has a


Account Policies
history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

INVESTMENT ADVISOR

The Investment Advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $75 billion in investments for institutions and individuals as of June 30, 2002.

Gannett Welsh & Kotler, LLC ("GW&K"), located at 222 Berkeley Street, Boston, MA 02116, is the sub-advisor for the Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $5 billion, as of June 30, 2002.

Advisor compensation. The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee of 0.75% of average daily net assets.

PORTFOLIO MANAGER

The Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program.


                                                               Account Policies

                     [This page intentionally left blank]

                                   [LOGO] BNY
                                    HAMILTON
                                      FUNDS

                          Invest with a Trusted Leader

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

You can obtain this document free of charge, make inquiries or request other information about the Fund by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

Information is also available at http://www.sec.gov.

You may obtain copies of this information by contacting Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102, or at publicinfo@sec.gov.

For information on the operation of the SEC's public reference room where documents may be viewed and copied, call:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654


                                   [LOGO] BNY
                                    HAMILTON
                                      FUNDS

                          Invest with a Trusted Leader


                          90 Park Avenue, 10th Floor
                              New York, NY 10016



                                                                 10/02 BNY-0353